SUB-ITEM 77Q1(a)

                                AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                              AIM TAX-EXEMPT FUNDS

     This Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (this "Amendment") amends, effective as of August 8, 2002, the Amended and Restated Agreement and Declaration of Trust of AIM Tax-Exempt Funds (the "Trust") dated as of May 15, 2002, (the "Agreement").

     Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment:

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 8, 2002.



                                                /s/ Robert H. Graham
                                                -----------------------------
                                                Name:   Robert H. Graham
                                                Title:  President

                          EXHIBIT 1 TO AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                              AIM TAX-EXEMPT FUNDS


                                  "SCHEDULE A

                              AIM TAX-EXEMPT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
---------                                   -------------------------

AIM High Income Municipal Fund                    Class A Shares
                                                  Class B Shares
                                                  Class C Shares

AIM Tax-Exempt Cash Fund                          Class A Shares

AIM Tax-Free Intermediate Fund                    Class A Shares
                                                 Class A3 Shares"

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